UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 14, 2018 (May 14, 2018)

MOHAWK INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-13697	52-1604305
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Industrial Blvd.

Calhoun, Georgia 30701

(Address of principal executive offices) (Zip Code)

(706) 629-7721

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 14, 2018, Mohawk Industries, Inc. (the “Company”) and Mohawk Capital Finance S.A. (“Mohawk Finance”), an indirect wholly-owned subsidiary of the Company that provides financing for the Company through the issuance of debt securities, entered into an underwriting agreement (the “Underwriting Agreement”) with MUFG Securities EMEA plc, pursuant to which Mohawk Finance agreed to sell €300,000,000 aggregate principal amount of its Floating Rate Notes due 2020 (the “Notes”) in a registered public offering. The Company has fully and unconditionally guaranteed the Notes on a senior unsecured basis. The offering of the Notes is being made pursuant to the Company’s and Mohawk Finance’s shelf registration statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (File Nos. 333-219716 and 333-219716-02) filed with the Securities and Exchange Commission on September 1, 2017 and a preliminary prospectus supplement, dated May 14, 2018, and a prospectus supplement, to be dated May 15, 2018, related to the offering of the Notes, each as filed with the Securities and Exchange Commission.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and Mohawk Finance, on the one hand, and the Underwriter, on the other hand, have agreed to indemnify each other against certain liabilities and will contribute to payments the other party may be required to make in respect thereof.

The closing of the sale of the Notes is expected to occur on May 18, 2018. The net proceeds from the offering will be used to repay commercial paper borrowings.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 10.1, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Underwriting Agreement, dated as of May 14, 2018, by and among, Mohawk Capital Finance S.A., Mohawk Industries, Inc. and MUFG Securities EMEA plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

Dated: May 14, 2018	By:	/s/ R. David Patton
		Name:	R. David Patton
		Title:	Vice President-Business Strategy, General Counsel and Secretary